UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: July 25, 2017
(Date of earliest event reported)

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation)

001-15393	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)
(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 25, 2017, Heartland Financial USA, Inc. (NASDAQ: HTLF), announced that its board of directors approved a regular quarterly cash dividend of $0.11 per share on the company's common stock. The dividend is payable September 1, 2017, to stockholders of record at the close of business on August 11, 2017. At June 30, 2017, there were 26,701,226 common shares outstanding listed on the NASDAQ Global Select Market under the symbol HTLF.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Press Release dated July 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2017	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated July 26, 2017.